Impairment of long-lived assets	12 Months Ended
Dec. 31, 2025
Impairment of long-lived assets [Abstract]
Impairment of long-lived assets
11	Impairment of long-lived assets

Impairment test

The Group performs annual impairment tests on cash-generating unit related to the trademark or more frequently if there are indicators that such or other cash-generating units may be impaired.

For the purpose of the annual impairment test, the carrying amount of the trademark of $125,528, in both years, is allocated to the cash-generating unit expected to benefit from its use, in this case in the maritime division segment. The recoverable amount was determined based on the value in use.

The calculation of the value in use is determined by covering a detailed 5-year forecast, approved by Management, with expected cash flows beyond the 5-year period extrapolated over the remaining useful lives using a declining growth rate determined by Management. The present value of the expected cash flows of the cash-generating unit is determined by applying an appropriate discount rate, which reflects the assessment of current market conditions of the time value of money and specific risks applicable.

The value of the key assumptions used reflects historical data from external and internal sources and are shown below:
	2025	2024
Growth rate	2.5%	2.4%
Discount rate	9.21%	9.49%

As of December 31, 2025 and 2024, no impairment losses were determined for these assets.

Growth rate

The growth rates reflect the long-term average for rates for the operating segment. At this stage and considering the Group’s direct exposure to climate changes, Management has considered that growth rates have not been significantly affected and remain consistent with the long-term outlook of its industry and the expectations of market participants.

Discount rate

The discount rate reflects adequate adjustments associated with the market risk and the specific risk factors.

Cash flow assumptions

The key assumptions of Management for the operating segments include stable profit margins, which have been determined based on experience in this market. Grupo TMM Management considers this to be the best information available to forecast this market. The cash flow projections reflect stable profit margins achieved before the period covered by said projections. At this stage, these assumptions and the Company’s climate strategy have not resulted in a material impact on the recoverable amount of its long-lived assets.

No consideration has been given to efficiency improvements and prices reflect the inflation projected for the industry, which are publicly available.

In addition to the considerations described above for determining the value in use of the cash-generating unit, Management is currently not aware of any other probable change of the key assumptions that could cause the carrying amount of the cash-generating unit to be greater than the recoverable amount, therefore disclosures about sensitivities in the assumptions are not considered relevant.